                                                                  Exhibit 10.31


                             AMENDED AND RESTATED
                           NONCOMPETITION AGREEMENT

          THIS AMENDED AND RESTATED NONCOMPETITION AGREEMENT ("Agreement") is made and entered into as of __________, 1998 by and among HOST MARRIOTT CORPORATION, a Delaware corporation ("Host Marriott"), CRESTLINE CAPITAL CORPORATION, a Maryland corporation ("Crestline"), FORUM GROUP, INC., an Indiana corporation ("FGI"), MARRIOTT SENIOR LIVING SERVICES, INC., a Delaware corporation ("MSLS"), and MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("MI").

                                 RECITALS

          WHEREAS, Host Marriott, FGI, MSLS and MI entered into that certain Noncompetition Agreement dated as of June 21, 1997 (the "Original Noncompetition Agreement") in connection with the Stock Purchase Agreement dated as of June 21, 1997 (the "Stock Purchase Agreement") by and between Host and MSLS; and

          WHEREAS, it was the intent of the parties that from and after the closing under the Stock Purchase Agreement (x) MSLS would continue in its capacity as Operator of the Senior Living Business previously conducted by FGI and its Subsidiaries and Affiliates and (y) except as otherwise specifically set forth in this Agreement, Host Marriott and FGI would act solely in their capacities as Investors in the Senior Living Facilities owned by FGI and its Subsidiaries and Affiliates and other Senior Living Facilities that Host Marriott and FGI might acquire in the future; and

          WHEREAS, MSLS and MI desired to grant Host Marriott certain rights to participate in the development of certain retirement communities and to acquire certain other retirement communities within limited geographic areas adjacent to the Senior Living Facilities owned by FGI and its Subsidiaries and Affiliates on the Closing Date; and

          WHEREAS, Host Marriott has determined that it will restructure its business operations so that as to qualify as a real estate investment trust for federal income tax purposes, and, in connection therewith, on or about December 29, 1998, (i) Host Marriott will distribute approximately 82% of the outstanding common stock of Crestline to or on behalf of the stockholders of Host Marriott (the "Crestline Distribution") and will contribute the remaining 18% of such Crestline common stock to Host Marriott, L.P. for delivery to The Blackstone Group and certain affiliated entities thereof (or for return to Crestline if not delivered to The Blackstone Group and its affiliated entities) and (ii) Host Marriott will merge (the "Merger") into HMC Merger Corporation, a Maryland corporation ("Host REIT"); and

          WHEREAS, following the Crestline Distribution (i) FGI will remain a subsidiary of Crestline and (ii) Crestline will conduct those certain activities as an Investor in Senior Living Facilities conducted by Host Marriott prior to the restructuring; and

          WHEREAS, as a result of such restructuring, Crestline is obligated to become a party to this Agreement, as contemplated by Section 3.4 of the Original Noncompetition Agreement; and

          WHEREAS, the parties hereto desire to amend and restate the Original Noncompetition Agreement to add Crestline as a party to the Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Stock Purchase Agreement and in the related agreements entered into pursuant to or related to the Stock Purchase Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:


                                 ARTICLE ONE
                                 DEFINITIONS

          The following terms when used herein shall have the meaning set forth below:

     "AFFILIATES" means, with respect to any Person at any time, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such Person at such time. For purposes of this definition "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, through the ownership of voting securities, by contract, or otherwise. Notwithstanding the foregoing, from and after the Closing Date, (x) "Affiliates" of Host Marriott do not include MI, MSLS, Host Marriott Services Corporation, Crestline, FGI, any of their respective Subsidiaries or any of their officers, directors or stockholders (in such capacity only), (y) "Affiliates" of MI and MSLS do not include Host Marriott, Crestline, FGI, Host Marriott Services Corporation or any of their respective Subsidiaries or any of their officers, directors or stockholders (in such capacity only), and (z) "Affiliates" of Crestline and FGI do not include Host Marriott, Host Marriott Services Corporation, MI, MSLS or any of their respective Subsidiaries or any of their officers, directors or stockholders (in such capacity only).

     "CLOSING DATE" means June 21, 1997.

     "CRESTLINE" has the meaning set forth in the first paragraph of this Agreement.

     "CRESTLINE DISTRIBUTION DATE" means the effective date of the Crestline Distribution.

     "FGI" has the meaning set forth in the first paragraph of this Agreement.

     "FORUM OPERATING AGREEMENTS" has the meaning set forth in Section 3.1 hereof.

     "HOST MARRIOTT" has the meaning set forth in the first paragraph of this Agreement.

     "INVESTOR" means, with respect to any facility or property, any Person who, directly or indirectly, owns, has an equity interest in or lends money to or otherwise finances, such facility or property.

     "MI" has the meaning set forth in the first paragraph of this Agreement.

     "MSLS" has the meaning set forth in the first paragraph of this Agreement.

     "OPERATOR" means, with respect to any facility or property, any Person who, in whatever capacity, operates, manages, franchises (as a franchisor), or in any other manner supervises the day-to-day conduct of, such facility or property.

     "PERSON" means any person, firm, corporation, limited liability company, general or limited partnership, limited liability partnership, association or other entity.

     "SENIOR LIVING BUSINESS" means (i) the business of operating, managing or franchising (as a franchisor), or in any other manner supervising the day-to-day conduct of, any Senior Living Facility (other than typical monitoring of an Operator of a Senior Living Facility done by an Investor in such Senior Living Facility) and (ii) operational or management services with respect to health care, therapy, home health care, assisted living, nursing and related medical, residential, supportive and personal care services conducted at or related to any Senior Living Facility; provided that "SENIOR LIVING BUSINESS" does not
                            -------- ----
include activities involving services that are ancillary to a Senior Living Facility (e.g. operation of a gift shop business), so long as such activities do not involve either (x) conduct as an Operator of any such Senior Living Facilities or (y) any of the activities described in clause (ii) above.

     "SENIOR LIVING FACILITY" means any limited service or full service retirement or senior living service facilities or communities, including assisted living facilities, nursing homes, congregate care facilities and other health care facilities providing residential, recreational, personal care, home care, assisted living, nursing care, other health care and like services, in any combination, to the elderly.

     "SUBSIDIARIES" means, with respect to any Person at any time, corporations or other entities which are more than fifty percent (50%) owned, directly or indirectly, by such Person at such time, and partnerships in which such Person or a subsidiary thereof is a general partner at such time.

     "TERM" means that period commencing on the Closing Date and terminating on the tenth anniversary of the Closing Date, provided, however, that, with respect to Crestline and FGI,

 "Term" shall mean that period commencing on the Closing Date and terminating on the thirteenth anniversary of the Closing Date.

     "TERRITORY" shall mean the continental United States.

     "TRANSFER" shall mean the sale, conveyance, disposal of or other transfer of ownership, title or other interest, by operation of law or otherwise.

                                 ARTICLE TWO
                                 AGREEMENTS

          2.1  AGREEMENT NOT TO COMPETE.  Except as otherwise provided in this
               ------------------------
Article II, Host Marriott, Crestline and FGI shall not, nor shall Host Marriott, Crestline or FGI permit any of their Subsidiaries or Affiliates to:

          (i) during the Term, directly or indirectly, within the Territory (a) compete in the Senior Living Business by conducting, participating or engaging in, or bidding for or otherwise pursuing, whether as a principal, sole proprietor, partner, financing source, equity holder or agent of, or consultant to, or manager or operator for, another Person, any Senior Living Business, or (b) have any ownership interest whatsoever in, or lend money to or otherwise finance any Person that conducts, participates or engages in, or bids for or otherwise pursues any Senior Living Business; or

          (ii) except as expressly permitted by the Stock Purchase Agreement or by a Forum Operating Agreement, use or permit any Subsidiary or Affiliate to use, either as an Investor or as an Operator, the name "Forum" (or any variant thereof) with respect to any Senior Living Facility or in any other capacity in the Senior Living Business, including using their corporate names, designs or logos (including the name "Forum") with respect to any such Senior Living Facility (including identifying a geographic location with respect to any such Senior Living Facility).

          2.2  AGREEMENT NOT TO TRANSFER.  During the Term, Host Marriott,
               -------------------------
Crestline and FGI shall not, nor shall Host Marriott, Crestline or FGI permit any of their Subsidiaries or Affiliates to, enter into (or agree to enter into) any transaction or series of transactions that would upon consummation result, directly or indirectly, in the Transfer of a controlling interest in ten (10) or more Senior Living Facilities set forth on Schedule 1 hereto to the same Person or affiliated group of Persons, unless contemporaneously therewith such Person(s) execute and deliver an agreement binding such Person or Persons during the remainder of the Term, to the restrictions in this Article II applicable to Host Marriott, Crestline and FGI (subject to the exceptions set forth in Section 2.3), in form and substance reasonably satisfactory to MSLS.

          2.3  EXCEPTIONS.  Notwithstanding anything herein to the contrary,
               ----------
clause (i) of Section 2.1 shall not prohibit Host Marriott, Crestline, FGI or any of their Subsidiaries and Affiliates from engaging in the following activities:

          (i) the ownership of equity interests in any Person which derives revenue from activities as an Operator in the Senior Living Business if (a) such equity interests are traded on a national or regional stock exchange in the United States or are traded on the National Association of Securities Dealers, Inc., Automated Quotation System, and (b) Host Marriott, Crestline, FGI or any of their Subsidiaries and Affiliates directly or indirectly, are not beneficial owners of more than five percent (5%) of such Person's outstanding equity interests, but only so long as Host Marriott, Crestline, FGI or any of their Subsidiaries and Affiliates do not seek to control the management or operations of any such Person; or

          (ii) activities as an Operator of any Senior Living Facility owned by any such Person for a period not to exceed twelve months in any such instance, so long as such conduct arises solely as a result of a change in management or the manager or operator of any such Senior Living Facility; or

          (iii) bidding for, otherwise pursuing the acquisition of, or acquiring either (A) all of the voting and ownership interests in a Person, or (B) voting and ownership interests sufficient to control a Person, in each case if such Person is both an Operator in the Senior Living Business and an Investor in Senior Living Facilities (including by means of acquiring equity or debt securities of any such Person or providing financing to any such Person); provided that (x) the principal purpose of
                                    --------
     such acquisition is other than acquiring for its own account, or controlling, an Operator of a Senior Living Business and (y) the activities conducted by such Person as an Operator in the Senior Living Business are terminated, or such Senior Living Business (or Host Marriott's, Crestline's or FGI's investment therein) is divested by Host Marriott, Crestline, FGI and their Subsidiaries and Affiliates, within twelve months from the date Host Marriott, Crestline, FGI or their Subsidiaries and Affiliates (together with any Persons that may be acting in concert therewith) first acquire a majority of the voting interests of such Operator or otherwise are able to control such Operator; and provided further that, if requested
                                            -------- -------
     in writing by MSLS, Host Marriott or Crestline within five days confirms or reconfirms in writing to MSLS that the principal purpose of the acquisition is other than acquiring for its own account, or controlling, an Operator of a Senior Living Business (for purposes of this paragraph, the terms "control" and "controlling," when used with respect to any Person, mean the power to direct the management and policies of such Person, directly or indirectly, through the ownership of voting securities, by contract or otherwise); or

          (iv) engagement of an Operator (other than Host Marriott, Crestline, FGI or any of their Subsidiaries or Affiliates) with respect to any Senior Living Facility owned by Host Marriott, Crestline, FGI or any of their Subsidiaries or Affiliates.

          2.4  PROPRIETARY INFORMATION.
               -----------------------

               (a) Host Marriott, Crestline and FGI shall not, nor shall either Host Marriott, Crestline or FGI permit any of their Subsidiaries or Affiliates to, at any time use for its own account or divulge to any Person whomsoever any MSLS Confidential Information (as defined below). Each of Host Marriott, Crestline and FGI shall use its best efforts to prevent the publication or disclosure of any such MSLS Confidential Information by any of their Subsidiaries or Affiliates. "MSLS Confidential Information" means confidential or proprietary information or material received directly or indirectly from MSLS or any of its Affiliates that is not publicly available relating to the following: (1) projects in the Senior Living Business or Senior Living Facilities that are under consideration or development by MSLS or any of its Affiliates at any time, (2) current and future operating systems and procedures employed by MSLS and its Affiliates in their capacities as Operators in the Senior Living Business, (3) marketing and feasibility analyses, studies and materials used and developed from time to time by MSLS and its Affiliates, (4) development of new or derivative products for use in the Senior Living Business or Senior Living Facilities and (5) such other types of information and materials as are reasonably requested by MSLS from time to time in writing to be treated as confidential or proprietary information hereunder. Notwithstanding the foregoing, Host Marriott, Crestline and FGI may disclose MSLS Confidential Information (x) if and to the extent required by law, so long as prior thereto (to the extent permitted by law) MSLS is provided the opportunity to contest any such required disclosure, and (y) if and to the extent required by existing or potential lenders, existing or potential investors or potential acquirors of any Senior Living Facility owned or leased by Host Marriott, Crestline, FGI or any of their Subsidiaries or Affiliates, so long as such Persons acknowledge the confidential and proprietary nature of such MSLS Confidential Information and agree, for the benefit of MSLS, to keep such information confidential to the same extent as required hereby.

               (b) MSLS shall not, nor shall MSLS permit any of its Subsidiaries or Affiliates to, at any time use for its own account or divulge to any Person whomsoever any Host Confidential Information (as defined below). MSLS shall use its best efforts to prevent the publication or disclosure of any Host Confidential Information by any of its Subsidiaries or Affiliates. "Host Confidential Information" means confidential or proprietary information or material received directly or indirectly from Host Marriott, Crestline, FGI or any of their Subsidiaries or Affiliates that is not publicly available relating to (i) projects that are under consideration or development by Host Marriott, Crestline, FGI or any of their Subsidiaries or Affiliates at any time in their capacities as Investors in Senior Living Facilities, (ii) marketing and feasibility analyses, studies and materials used and developed from time to time by Host Marriott, Crestline, FGI and their Subsidiaries and Affiliates in their capacities as Investors in Senior Living Facilities or (iii) such other types of information and materials as are reasonably requested by Host Marriott or Crestline from time to time in writing to be treated as confidential or proprietary information hereunder. Notwithstanding the foregoing, MSLS may disclose Host

     Confidential Information (x) if and to the extent required by law, so long as prior thereto (to the extent permitted by law) Host Marriott, Crestline and FGI are provided the opportunity to contest any such required disclosure and (y) if and to the extent required by existing or potential lenders, existing or potential investors or potential acquirors of MSLS's Senior Living Business, so long as such Persons acknowledge the confidential and proprietary nature of such Host Confidential Information and agree, for the benefit of Host Marriott or Crestline, to keep such information confidential to the same extent as required hereby.

          2.5  INTERPRETATION.  The parties agree that the period of restriction
               --------------
and the geographical area of restriction imposed upon Host Marriott, Crestline and FGI in this Article II are fair and reasonable and are reasonably required for the protection of MSLS. If the provisions of this Agreement relating to the area of restriction or the period of restriction shall be deemed to exceed the maximum area or period which a court having jurisdiction over the matter would deem enforceable, such area or period shall, for purposes of this Agreement, be deemed to be the maximum area or period which such court would deem valid and enforceable.

                                 ARTICLE THREE
                      DEVELOPMENT AND ACQUISITION RIGHTS

          3.1  DEVELOPMENT RESTRICTIONS.  MSLS is a party to operating
               ------------------------
agreements with respect to all Senior Living Facilities owned indirectly by FGI on the date hereof and listed on Schedule 1 to this Agreement (the "Forum Operating Agreements"), and, in accordance therewith, the parties thereto have agreed upon certain restrictions regarding development of Similar Properties within specified regions. These regions are referred to as "Area A" and "Area B" in each Forum Operating Agreement. As used herein, "Similar Property" means a then-existing full service retirement community offering the full care continuum of independent living (predominantly), assisted living, and health care services, and "Assisted Living Facility" means a retirement community or facility dedicated in its entirety to assisted living accommodations and services, Alzheimer's facilities and nursing care facilities, so long as the Alzheimer's and nursing care facilities constitute less than half of such community or facility.

          3.2  ACQUISITION OF SIMILAR PROPERTY.  Until the earlier of (x) the
               -------------------------------
seventh anniversary of the Closing Date or (y) the date on which the Forum Operating Agreement for the relevant Senior Living Facility is terminated (unless such termination results from a breach by MSLS thereunder), if MI, MSLS or any of their Affiliates has the opportunity to acquire a Similar Property in either Area A or Area B and MSLS is permitted under the Forum Operating Agreement to acquire Similar Properties in Area A or Area B, at MI's or MSLS's option, MI or MSLS shall either (i) offer Crestline the opportunity to acquire such Similar Property by providing prompt written notice to Crestline of such opportunity or (ii) attempt to acquire such Similar Property itself (or through one of its Affiliates) and, if successful in acquiring such similar Property, thereafter offer Crestline the opportunity to acquire such Similar Property on substantially similar terms and conditions by providing prompt written notice to Crestline of such opportunity as soon as practicable following the acquisition of such Similar Property. Within thirty (30) days of this initial notice, Crestline must provide written notice to MI or MSLS of its intention to exercise this right. Failure to deliver such notice in a timely manner will terminate Crestline's rights hereunder as to the Similar Property in question. In connection with its acquisition of a Similar Property in accordance with this Section 3.2, Crestline will cause the owner of such Similar Property to enter into an operating agreement with MSLS having terms substantially similar to a Forum Operating Agreement. Crestline's rights under this Section 3.2 will not apply to any Similar Properties constructed or developed by MI, MSLS or any of their Affiliates.

          3.3  ASSISTED LIVING DEVELOPMENT PARTICIPATION RIGHTS.  Until the
               ------------------------------------------------
earlier of (x) the seventh anniversary of the Closing Date or (y) the date on which the Forum Operating Agreement for the relevant Senior Living Facility is terminated (unless such termination results from a breach by MSLS thereunder), MI and MSLS will allow Crestline the opportunity to negotiate to participate in the development (as an Investor) of any Assisted Living Facility that MI, MSLS or their Affiliates may seek to develop in such Area A or Area B. The right of Crestline to negotiate with MI or MSLS to participate in the development of an Assisted Living Facility in such Area A or Area B shall commence upon its receipt of written notice from MI or MSLS, specifically referencing this Section 3.3, of its intent to develop an Assisted Living Facility in such area. Crestline must provide written notice to MI or MSLS within ten (10) days of this initial notice if it intends to exercise this right. Failure to deliver such notice in a timely manner will terminate Crestline's rights hereunder as to the Assisted Living Facility in question. If such notice is timely received, MI or MSLS and Crestline shall negotiate the terms and conditions upon which MI or MSLS would permit Crestline to invest in such Assisted Living Facility (it being understood that any such terms and conditions would require the owner of such Assisted Living Facility to enter into an operating agreement with MI or MSLS having terms substantially similar to a Forum Operating Agreement). If the terms of the proposed investment are not mutually agreed upon within forty-five
(45) days of MI's or MSLS' initial notice, MI or MSLS may enter into agreements with any other parties for investment in such Assisted Living Property upon any terms whatsoever. In no event shall MI or MSLS be obligated to offer to Crestline the opportunity to invest in such Assisted Living Property on the same terms to which MI or MSLS agrees with any other party so long as MI or MSLS has complied with the other provisions of this Section. Crestline's rights under this Section 3.3 will not apply to (x) any of the Senior Living Facilities set forth on Schedule 2 hereto or (y) any Assisted Living Facility acquired or sought to be acquired by MI, MSLS or any of their Affiliates.

          3.4  ASSIGNMENT.  The rights under this Article III are not assignable
               ----------
by Crestline, except to (i) one of its Affiliates or (ii) any successor to all or substantially all of Crestline's business as an Investor in Senior Living Facilities; provided that neither Host Marriott nor Crestline is released from
            --------
its obligations in connection with any such assignment.

          3.5  NO EFFECT ON FORUM OPERATING AGREEMENTS.  The terms of this
               ---------------------------------------
Article III do not modify or otherwise affect the restrictions on MI, MSLS and their Affiliates set forth in Section 19.14 of each Forum Operating Agreement.

                                 ARTICLE FOUR
                                 MISCELLANEOUS

          4.1  ENTIRE AGREEMENT.  This Agreement, the Stock Purchase Agreement
               ----------------
and the other Transaction Documents (as defined in the Stock Purchase Agreement) constitute the entire agreement of the parties concerning the subject matter hereof. Additional restrictions on competition may be contained in the Forum Operating Agreements, and restrictions contained therein shall be in addition to the restrictions contained herein.

          4.2  DOCUMENTARY CONVENTIONS.  This Agreement shall be governed by the
               -----------------------
Documentary Conventions. Documentary Conventions means, with respect to any document or agreement that states in substance that it is governed thereby, that such document or agreement shall be deemed to include the following provisions and all references in any such provisions to "this Agreement," "hereunder," "hereby" or similar phrases shall refer to the document or agreement in which such provisions are incorporated:

          (i) MODIFICATIONS. No modification to this Agreement shall be valid unless in writing and signed by all parties thereto. No purported waiver of any of the provisions of this Agreement shall be valid or effective unless in writing signed by the party against whom such waiver is sought to be enforced.

          (ii) SURVIVAL. All representations, warranties and covenants in this Agreement shall survive and not be merged in the execution of this Agreement.

          (iii) GOVERNING LAW. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland, without reference to conflicts of laws principles.

          (iv) CAPTIONS; PRONOUNS. Captions in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement. Whenever the context shall so require, the singular shall include the plural, the male gender shall include the female, and vice versa. "Include," "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.

          (v) EXHIBITS. All exhibits to this Agreement are incorporated in this Agreement as though set forth in full in the text of this Agreement.

          (vi) COUNTERPARTS. Multiple originals of this Agreement may be executed, each of which shall constitute one and the same agreement. This Agreement may be executed in counterparts, and it shall not be necessary that the original signature of each party to this Agreement appear on each such counterpart.

          (vii) SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be held to be illegal, invalid or unenforceable, such provisions shall be deemed severable and the remaining provisions of this Agreement shall continue in full force and effect.

          (viii) NOT CONSTRUED AGAINST DRAFTER. Each party to this Agreement acknowledges that it was represented by counsel in connection with this Agreement, and that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement. Consequently, any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

          (ix) BUSINESS DAY. To the extent that the date of any performance required under this Agreement falls on a date which is not a business day, the date of performance shall be extended to the next succeeding business day.

          (x) WAIVERS. No waiver of any provision or right set forth in this Agreement shall be valid unless it is in writing signed by the party against which such waiver is sought to be enforced. The failure of any party to insist on strict performance of any of the provisions of this Agreement or to exercise any right granted to it under this Agreement shall not be construed as a waiver of the requirement of such performance.

          (xi) PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to any party of this Agreement.

          4.3  REMEDIES.  The parties agree that irreparable damage would occur
               --------
in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof, and that their remedy at law for any breach of the other party's obligations hereunder would be inadequate. The parties agree and consent that, in addition to any other rights or remedies that may be available of law or in equity, temporary and permanent injunctive relief may be granted in any proceeding which may be brought to enforce any provision hereof without the necessity of proof of actual damage.

          4.4  ENFORCEABILITY; SUCCESSORS AND ASSIGNS.  Subject to the terms of
               --------------------------------------
Section 4.5 hereof, the terms, conditions and promises contained in this Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives or successors and assigns, including, in the case of MSLS, any successor to all or substantially all of MSLS's Senior Living Business. Each party hereto covenants and agrees to cause its Subsidiaries and Affiliates to comply with such party's obligations hereunder. Nothing herein, expressed or implied, shall be construed to give any other Person any legal or equitable rights hereunder.

          4.5  ASSIGNMENT.  Except in the case of MSLS as provided in Section
               ----------
4.4 and in the case of Crestline as provided in Section 3.4, no party to this Agreement shall, without the prior written consent of the others assign any rights or delegate any obligations under this Agreement.

          4.6  CONSENT TO JURISDICTION.  Any suit, action or proceeding under or
               -----------------------
in connection with this Agreement shall be brought in any federal or state court of competent jurisdiction located in the State of Maryland. By execution of this Agreement, each party consents to the exclusive jurisdiction of such courts, and waives any right to challenge the jurisdiction of such courts or the appropriateness of venue in such courts. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

          4.7  NOTICES.  All notices and other communications hereunder shall be
               -------
in writing and shall be delivered by hand, by facsimile, delivered by nationally recognized overnight courier, or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

          To Host Marriott:

               Host Marriott Corporation
               Asset Management Department 908
               10400 Fernwood Road
               Bethesda, Maryland 20817
               Attention: Director, Senior Living Facilities

               FAX NO. 301/380-6338

          with a copy to:

               Host Marriott Corporation
               Law Department 903
               10400 Fernwood Road
               Bethesda, Maryland 20817
               Attention: General Counsel

               FAX NO. 301/380-3588

          with a copy to:

               Arnold & Porter
               555 12th Street, N.W.
               Washington, D.C. 20004

               Attention: Michael D. Goodwin, Esq.
               FAX NO. 202/942-5999

          To Crestline or FGI:

               c/o Crestline Capital Corporation
               10400 Fernwood Road
               Bethesda, Maryland, 20817
               Attention: General Counsel

               FAX NO.

          with a copy to:

               Crestline Capital Corporation
               10400 Fernwood Road
               Bethesda, Maryland, 20817
               Attention: Elizabeth Lieberman

               FAX NO.

          To MSLS:

               Marriott Senior Living Services, Inc.
               One Marriott Drive
               Washington, D.C. 20058 (registered or certified mail)
               Attention:  Chief Financial Officer
               Dept. 52/923
               FAX NO. 301/380-6540

                    and

               10400 Fernwood Road
               Bethesda, Maryland 20817 (express mail or courier)
               Attention:  General Counsel
               Dept. 52/923

               FAX NO. 301/380-6727
          with a copy to:

               O'Melveny & Myers LLP
               555 13th Street, N.W.
               Washington, D.C. 20004
               Attention: David G. Pommerening, Esq.
               FAX NO. 202/383-5414

          4.8  RELATIONSHIP OF PARTIES.  It is understood and agreed that
               -----------------------
nothing in this Agreement shall be deemed or construed by the parties or any third party as creating an employer-employee principal/agent, partnership or joint venture relationship between the parties. It is further understood that the obligations of each of Host Marriott, on the one hand, and Crestline and FGI, on the other hand, hereunder, and any liability arising therefrom, is several and not joint.

          4.9  HOST REIT AS SUCCESSOR.  The parties acknowledge that, upon the
               -----------------------
effectiveness of the Merger, Host REIT shall succeed to all the rights and obligations of Host Marriott under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the day and year first above written.

                              MARRIOTT SENIOR LIVING SERVICES, INC.

                              By:
                                 -------------------------------------
                              Name:
                              Title:

                              MARRIOTT INTERNATIONAL, INC.

                              By:
                                 -------------------------------------
                              Name:
                              Title:

                              HOST MARRIOTT CORPORATION

                              By:
                                 -------------------------------------
                              Name:
                              Title:

                              HMC MERGER CORPORATION

                              By:
                                 -------------------------------------
                              Name:
                              Title:

                              FORUM GROUP, INC.


                              By:
                                 -------------------------------------
                              Name:
                              Title:

                              CRESTLINE CAPITAL CORPORATION

                              By:
                                 -------------------------------------
                              Name:
                              Title:

                                                                      SCHEDULE 1
                                                                      ----------


               COMMUNITIES SUBJECT TO FORUM OPERATING AGREEMENTS
               -------------------------------------------------


The Forum at Brookside, Louisville, Kentucky.

Coral Oaks Retirement Community, Palm Harbor, Florida.

Forum at Deer Creek, Deerfield Beach, Florida.

Desert Harbor, Peoria, Arizona.

Forwood Manor, Wilmington, Delaware.

The Forum at the Crossing, Indianapolis, Indiana.

Foulk Manor North, Wilmington, Delaware.

Foulk Manor South, Wilmington Delaware.

Fountainview, West Palm Beach, Florida.

Springwood Court, Ft. Myers, Florida.

The Forum at Knightsbridge, Columbus, Ohio.

Lafayette at Country Place, Lexington, Kentucky.

Lexington at Country Place, Lexington, Kentucky.

Forum at Lincoln Heights, San Antonio, Texas.

The Forum at Memorial Woods Healthcare, Houston, Texas.

Millcroft Retirement & Nursing Home, Wilmington, Delaware.

Montebello on Academy, Albuquerque, New Mexico.

Montevista at Coronado, El Paso, Texas.

Myrtle Beach Manor, Myrtle Beach, South Carolina.

The Forum at Overland Park, Overland Park, Kansas.

The Forum at Park Lane, Dallas, Texas.

Park Summit at Coral Springs, Coral Springs, Florida.

The Forum - Pueblo Norte, Scottsdale, Arizona.

Remington Club I at Rancho Bernardo, San Diego, California.

Remington Club II at Rancho Bernardo, San Diego, California.

Shipley Manor, Wilmington, Delaware.

Tiffany House, Ft. Lauderdale, Florida.

Forum at Tucson, Tucson, Arizona.

Forum at The Woodlands, Montgomery County, Texas.

                                  SCHEDULE 2
                    Assisted Living Sites Under Development
                    ---------------------------------------

-----------------------------------------------------------------------------------------------------
      EXISTING COMMUNITY                APPROXIMATE LOCATIONS OF EXISTING DEVELOPMENT SITES
-----------------------------------------------------------------------------------------------------
1.  BROOKSIDE                   None
-----------------------------------------------------------------------------------------------------
2.  CORAL OAKS                  None
-----------------------------------------------------------------------------------------------------
3.  FORUM @ CROSSING            Approximately 400 feet west of Forum @ Crossing at NWC of E. 86th
                                St. & Elrico
-----------------------------------------------------------------------------------------------------
4.  DEER CREEK                  None
-----------------------------------------------------------------------------------------------------
5.  DESERT HARBOR               None
-----------------------------------------------------------------------------------------------------
6.  FORWOOD MANOR               S/W corner of New Murph Rd. (Rt. 141) and Rockland Rd.
-----------------------------------------------------------------------------------------------------
7.  FOULK MANOR NORTH           S/W corner of New Murph Rd. (Rt. 141) and Rockland Rd.
-----------------------------------------------------------------------------------------------------
8.  FOULK MANOR NORTH           .  S/W corner of New Murph Rd. (Rt. 141) and Rockland Rd.
                                .  S/E corner of Lancaster Pike (Rt. 48) and Centerville Rd.
-----------------------------------------------------------------------------------------------------
9.  FOUNTAINVIEW                None
-----------------------------------------------------------------------------------------------------
10.  KNIGHTSBRIDGE              None
-----------------------------------------------------------------------------------------------------
11.  LAFAYETTE                  None
-----------------------------------------------------------------------------------------------------
12.  LEXINGTON                  None
-----------------------------------------------------------------------------------------------------
13.  LINCOLN HEIGHTS            None
-----------------------------------------------------------------------------------------------------
14.  MEMORIAL WOODS             None
-----------------------------------------------------------------------------------------------------
15.  MILLCROFT                  None
-----------------------------------------------------------------------------------------------------
16.  MONTEBELLO                 None
-----------------------------------------------------------------------------------------------------
17.  MONTEVISTA                 None
-----------------------------------------------------------------------------------------------------
18.  MYRTLE BEACH MANOR         None
-----------------------------------------------------------------------------------------------------
19.  OVERLAND PARK              East Side of Mission Road South of 71st Street
-----------------------------------------------------------------------------------------------------
20.  PARK LANE                  Across the street from Park Lane Forum
-----------------------------------------------------------------------------------------------------
21.  PARK SUMMIT                None
-----------------------------------------------------------------------------------------------------
22.  PUEBLO NORTE               .  Hayden Avenue and E. Cactus Rd.
                                .  91st St.; South of Shea Blvd.
-----------------------------------------------------------------------------------------------------
23.  REMINGTON I                None
-----------------------------------------------------------------------------------------------------
24.  REMINGTON II               None
-----------------------------------------------------------------------------------------------------
25.  SHIPLEY MANOR              S/W corner of New Murph Rd. (Rt. 141) and Rockland Rd.
-----------------------------------------------------------------------------------------------------
26.  SPRINGWOOD COURT           None
     (formerly known as
     Independence Court of
     Kentwood)
-----------------------------------------------------------------------------------------------------
27.  TIFFANY HOUSE              None
-----------------------------------------------------------------------------------------------------
28.  TUCSON                     None
-----------------------------------------------------------------------------------------------------
29.  WOODLANDS (formerly known  None
     as Chambrel)
-----------------------------------------------------------------------------------------------------